EXHIBIT 1

The names, business addresses and principal occupations of the executive officers and directors of I.R.E. Realty Advisors, Inc., I.R.E. Properties, Inc., I.R.E. Realty Advisory Group, Inc., Florida Partners Corporation and Levan Enterprises, Ltd. are as follows:


                        EXECUTIVE OFFICERS AND DIRECTORS
                         OF I.R.E. REALTY ADVISORS, INC.




                Business Address and
                Corporation with Which     Position with I.R.E. Realty Advisors,
                Individual has his         Inc. and Present Principal Occupation
                Present Principal          or Employment
Name            Occupation or Employment
----            ------------------------   -------------------------------------

Alan B. Levan   BankAtlantic Bancorp, Inc. President and Director of I.R.E.
                1750 E. Sunrise Blvd.      Realty Advisors, Inc.; President and
                Ft. Lauderdale, FL 33304   Director of BFC Financial
                                           Corporation; Chairman of the Board
                                           and Chief Executive Officer of
                                           BankAtlantic Bancorp, Inc.

Glen R. Gilbert BFC Financial Corporation  Executive Vice-President, Secretary
                1750 E. Sunrise Blvd.      and Chief Financial Officer of I.R.E.
                Ft. Lauderdale, FL 33304   Realty Advisory Group, Inc.;
                                           Executive Vice-President, Secretary
                                           and Chief Financial Officer of BFC
                                           Financial Corporation


The Partnership owns 84.9% of the outstanding common stock of I.R.E. Realty Advisors, Inc. The sole general partner of the Partnership is Levan General Corp., a Florida corporation, which is owned 100% by Alan B. Levan. The limited partners of the Partnership are various trusts, the beneficiaries of which are Alan B. Levan's children.



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                        EXECUTIVE OFFICERS AND DIRECTORS
                           OF I.R.E. PROPERTIES, INC.



                Business Address and
                Corporation with Which     Position with I.R.E. Properties, Inc.
                Individual has his         and Present Principal Occupation or
                Present Principal          Employment
Name            Occupation or Employment
----            ------------------------   -------------------------------------

Alan B. Levan   BankAtlantic Bancorp, Inc. President and Director of I.R.E.
                1750 E. Sunrise Blvd.      Properties, Inc.; President and
                Ft. Lauderdale, FL 33304   Director of BFC Financial
                                           Corporation; Chairman of the Board
                                           and Chief Executive Officer of
                                           BankAtlantic Bancorp, Inc.

Glen R. Gilbert BFC Financial Corporation  Executive Vice-President, Secretary
                1750 E. Sunrise Blvd.      and Chief Financial Officer of I.R.E.
                Ft. Lauderdale, FL 33304   Properties, Inc.; Executive
                                           Vice-President, Secretary and Chief
                                           Financial Officer of BFC Financial
                                           Corporation

The Partnership owns 84.9% of the outstanding common stock of I.R.E. Properties, Inc. The sole general partner of the Partnership is Levan General Corp., a Florida corporation, which is owned 100% by Alan B. Levan. The limited partners of the Partnership are various trusts, the beneficiaries of which are Alan B. Levan's children.

                        EXECUTIVE OFFICERS AND DIRECTORS
                      OF I.R.E. REALTY ADVISORY GROUP, INC.




                Business Address and
                Corporation with Which     Position with I.R.E. Realty Advisory
                Individual has his         Group, Inc. and Present Principal
                Present Principal          Occupation or Employment
Name            Occupation or Employment
----            ------------------------   -------------------------------------

Alan B. Levan   BankAtlantic Bancorp, Inc. President and Director of I.R.E.
                1750 E. Sunrise Blvd.      Realty Advisory Group, Inc.;
                Ft. Lauderdale, FL 33304   President and Director of BFC
                                           Financial Corporation; Chairman of
                                           the Board and Chief Executive Officer
                                           of BankAtlantic Bancorp, Inc.

Glen R. Gilbert BFC Financial Corporation  Executive Vice-President, Secretary
                1750 E. Sunrise Blvd.      and Chief Financial Officer of I.R.E.
                Ft. Lauderdale, FL 33304   Realty Advisors, Inc.; Executive
                                           Vice-President, Secretary and Chief
                                           Financial Officer of BFC Financial
                                           Corporation

The Partnership owns 18.2% and I.R.E. Properties owns 36.4% of the shares of the outstanding common stock of I.R.E. Realty Advisory Group, Inc. The sole general partner of the Partnership is Levan General Corp., a Florida corporation, which is owned 100% by Alan B. Levan. The limited partners of the Partnership are various trusts, the beneficiaries of which are Alan B. Levan's children.

                        EXECUTIVE OFFICERS AND DIRECTORS
                         OF FLORIDA PARTNERS CORPORATION





                Business Address and
                Corporation with Which     Position with Florida Partners
                Individual has his         Corporation and Present Principal
                Present Principal          Occupation or Employment
Name            Occupation or Employment
----            ------------------------   -------------------------------------

Alan B. Levan   BankAtlantic Bancorp, Inc. President and Director of Florida
                1750 E. Sunrise Blvd.      Partners Corporation; President and
                Ft. Lauderdale, FL 33304   Director of BFC Financial
                                           Corporation; Chairman of the Board
                                           and Chief Executive Officer of
                                           BankAtlantic Bancorp, Inc.

Glen R. Gilbert BFC Financial Corporation  Executive Vice-President, Secretary
                1750 E. Sunrise Blvd.      and Chief Financial Officer of
                Ft. Lauderdale, FL 33304   Florida Partners Corporation;
                                           Executive Vice-President, Secretary
                                           and Chief Financial Officer of BFC
                                           Financial Corporation


        The Partnership owns 39.8% of the shares of the outstanding common stock of Florida Partners Corporation. The sole general partner of the Partnership is Levan General Corp., a Florida corporation, which is owned 100% by Alan B. Levan. The limited partners of the Partnership are various trusts, the beneficiaries of which are Alan B. Levan's children.

                        EXECUTIVE OFFICERS AND DIRECTORS
                             OF LEVAN GENERAL CORP.,
                   GENERAL PARTNER OF LEVAN ENTERPRISES, LTD.




               Business Address and
               Corporation with Which
               Individual has his         Position with Levan General Corp. and
               Present Principal          Present Principal Occupation or
Name           Occupation or Employment   Employment
----            ------------------------   -------------------------------------

Alan B. Levan  BankAtlantic Bancorp, Inc. President and Director of Levan
               1750 E. Sunrise Blvd.      General Corp.; President and Director
               Ft. Lauderdale, FL 33304   of BFC Financial Corporation;
                                          Chairman of the Board and Chief
                                          Executive Officer of BankAtlantic
                                          Bancorp, Inc.